American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	June 30
ASSETS	2015	2014

Cash and due from banks	$ 24,548	$ 21,295
Interest-bearing deposits in other banks	50,758	22,948
Federal funds sold	408	0

Securities available for sale, at fair value	355,595	349,719
Restricted stock, at cost	5,581	4,998
Loans held for sale	2,720	118

Loans	982,905	813,057
Less allowance for loan losses	(12,793)	(12,763)
Net Loans	970,112	800,294

Premises and equipment, net	24,182	23,083
Other real estate owned, net	2,113	2,622
Goodwill	44,210	39,043
Core deposit intangibles, net	3,283	2,498
Bank owned life insurance	17,376	14,945
Accrued interest receivable and other assets	23,470	19,085

Total assets	$ 1,524,356	$ 1,300,648

Liabilities
Demand deposits -- noninterest-bearing	$ 294,342	$ 228,588
Demand deposits -- interest-bearing	239,582	189,700
Money market deposits	190,799	165,090
Savings deposits	109,732	88,539
Time deposits	399,563	363,883
Total deposits	1,234,018	1,035,800

Short-term borrowings:
Customer repurchase agreements	50,123	38,420
Other short-term borrowings	0	12,000
Long-term borrowings	9,947	9,924
Trust preferred capital notes	27,571	27,470
Accrued interest payable and other liabilities	7,814	4,951
Total liabilities	1,329,473	1,128,565

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,688,480 shares outstanding at June 30, 2015 and

7,840,132 shares outstanding at June 30, 2014	8,671	7,840
Capital in excess of par value	76,826	56,944
Retained earnings	106,984	102,152
Accumulated other comprehensive income, net	2,402	5,147
Total shareholders' equity	194,883	172,083

Total liabilities and shareholders' equity	$ 1,524,356	$ 1,300,648

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Six Months Ended
	June 30		June 30
	2015	2014	2015	2014
Interest and Dividend Income:
Interest and fees on loans	$ 11,767	$ 9,687	$ 23,537	$ 19,534
Interest on federal funds sold	1	—	5	—
Interest and dividends on securities:
Taxable	994	968	1,969	1,932
Tax-exempt	940	1,016	1,900	2,051
Dividends	85	74	167	149
Other interest income	50	35	98	68
Total interest and dividend income	13,837	11,780	27,676	23,734

Interest Expense:
Interest on deposits	1,184	1,161	2,378	2,390
Interest on short-term borrowings	2	2	5	4
Interest on long-term borrowings	81	81	161	161
Interest on trust preferred capital notes	188	185	372	369
Total interest expense	1,455	1,429	2,916	2,924

Net Interest Income	12,382	10,351	24,760	20,810
Provision for loan losses	100	150	700	150

Net Interest Income After Provision
for Loan Losses	12,282	10,201	24,060	20,660

Noninterest Income:
Trust fees	1,005	1,017	1,957	2,139
Service charges on deposit accounts	525	431	1,022	844
Other fees and commissions	607	493	1,195	937
Mortgage banking income	389	275	611	538
Securities gains, net	237	150	547	189
Other	495	334	1,082	756
Total noninterest income	3,258	2,700	6,414	5,403

Noninterest Expense:
Salaries	4,308	3,638	8,455	7,176
Employee benefits	1,111	847	2,186	1,822
Occupancy and equipment	1,024	910	2,196	1,846
FDIC assessment	195	165	380	329
Bank franchise tax	220	231	455	453

Core deposit intangible amortization	300	330	601	661
Data processing	483	345	945	693
Software	277	235	560	497
Other real estate owned, net	133	(9)	186	7
Merger related expenses	1,502	0	1,861	0
Other	2,089	1,673	3,864	3,304
Total noninterest expense	11,642	8,365	21,689	16,788

Income Before Income Taxes	3,898	4,536	8,785	9,275
Income Taxes	1,018	1,303	2,390	2,592
Net Income	$ 2,880	$ 3,233	$ 6,395	$ 6,683

Net Income Per Common Share:
Basic	$ 0.33	$ 0.41	$ 0.73	$ 0.85
Diluted	$ 0.33	$ 0.41	$ 0.73	$ 0.85
Weighted Average Common Shares Outstanding:
Basic	8,707,504	7,872,079	8,713,528	7,886,232
Diluted	8,715,934	7,879,854	8,722,266	7,896,541

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2,015	2,015	2,014	2,015	2,014
EARNINGS
Interest income	$13,837	$13,839	$11,780	$27,676	$23,734
Interest expense	1,455	1,461	1,429	2,916	2,924
Net interest income	12,382	12,378	10,351	24,760	20,810
Provision for loan losses	100	600	150	700	150
Noninterest income	3,258	3,156	2,700	6,414	5,403
Noninterest expense	11,642	10,047	8,365	21,689	16,788
Income taxes	1,018	1,372	1,303	2,390	2,592
Net income	2,880	3,515	3,233	6,395	6,683

PER COMMON SHARE
Income per share - basic	$0.33	$0.40	$0.41	$0.73	$0.85
Income per share - diluted	0.33	0.40	0.41	0.73	0.85
Cash dividends paid	0.23	0.23	0.23	0.46	0.46
Book value per share (a)	22.43	22.58	21.95	22.43	21.95
Book value per share - tangible (a) (b)	16.96	17.09	16.65	16.96	16.65
Closing market price	23.81	22.58	21.73	23.81	21.73

FINANCIAL RATIOS
Return on average assets	0.75%	0.93%	1.00%	0.84%	1.03%
Return on average equity	5.86	7.17	7.53	6.51	7.82
Return on average tangible equity (c)	8.26	10.02	10.67	9.14	11.10
Average equity to average assets	12.85	12.91	13.22	12.88	13.14
Tangible equity to tangible assets (b)	9.98	9.98	10.37	9.98	10.37
Net interest margin, taxable equivalent	3.69	3.73	3.68	3.71	3.69
Efficiency ratio (d)	72.76	63.90	62.87	68.36	62.34
Effective tax rate	26.12	28.07	28.73	27.21	27.95

PERIOD-END BALANCES
Securities	$361,176	$357,544	$354,717	$361,176	$354,717
Loans held for sale	2,720	1,936	118	2,720	118
Loans, net of unearned income	982,905	965,902	813,057	982,905	813,057
Goodwill and other intangibles	47,493	47,793	41,541	47,493	41,541
Assets	1,524,356	1,540,098	1,300,648	1,524,356	1,300,648
Assets - tangible (b)	1,476,863	1,492,305	1,259,107	1,476,863	1,259,107
Deposits	1,234,018	1,242,675	1,035,800	1,234,018	1,035,800
Customer repurchase agreements	50,123	53,664	38,420	50,123	38,420
Other short-term borrowings	—	—	12,000	—	12,000
Long-term borrowings	37,518	37,487	37,394	37,518	37,394
Shareholders' equity	194,883	196,689	172,083	194,883	172,083
Shareholders' equity - tangible (b)	147,390	148,896	130,542	147,390	130,542

AVERAGE BALANCES
Securities	$349,813	$345,800	$347,726	$347,816	$346,446
Loans held for sale	2,836	939	1,685	1,893	1,858
Loans, net of unearned income	972,083	954,882	793,060	963,530	790,752
Interest-earning assets	1,397,448	1,382,817	1,183,559	1,390,172	1,185,172
Goodwill and other intangibles	47,682	47,988	41,738	47,834	41,907
Assets	1,530,867	1,518,449	1,299,535	1,524,693	1,301,078
Assets - tangible (b)	1,483,185	1,470,461	1,257,797	1,476,859	1,259,171
Interest-bearing deposits	945,931	938,064	820,342	942,019	825,258
Deposits	1,236,626	1,221,037	1,043,479	1,228,874	1,047,524
Customer repurchase agreements	51,417	53,181	40,720	52,294	39,267
Long-term borrowings	37,499	37,469	37,376	37,484	37,374
Shareholders' equity	196,663	196,086	171,784	196,376	170,920
Shareholders' equity - tangible (b)	148,981	148,098	130,046	148,542	129,013

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and

nonfinancial data, unaudited)	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2,015	2,015	2,014	2,015	2,014
CAPITAL
Weighted average shares outstanding - basic	8,707,504	8,723,633	7,872,079	8,713,528	7,886,232
Weighted average shares outstanding - diluted	8,715,934	8,732,679	7,879,854	8,722,266	7,896,541

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,844	$12,427	$12,614	$12,427	$12,600
Provision for loan losses	100	600	150	700	150
Charge-offs	(321)	(309)	(95)	(630)	(168)
Recoveries	170	126	94	296	181
Ending balance	$12,793	$12,844	$12,763	$12,793	$12,763

LOANS
Construction and land development	$66,543	$68,069	$50,856	$66,543	$50,856
Commercial real estate	432,315	436,562	366,722	432,315	366,722
Residential real estate	220,778	211,261	175,387	220,778	175,387
Home equity	97,866	97,811	89,725	97,866	89,725
Commercial and industrial	159,015	146,280	125,163	159,015	125,163
Consumer	6,388	5,919	5,204	6,388	5,204
Total	$982,905	$965,902	$813,057	$982,905	$813,057

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$—	$—	$—	$—	$—
Nonaccrual	3,772	5,123	5,224	3,772	5,224
Other real estate owned	2,113	2,653	2,622	2,113	2,622
Nonperforming assets	$5,885	$7,776	$7,846	$5,885	$7,846

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.30%	1.33%	1.57%	1.30%	1.57%
Allowance for loan losses to
nonperforming loans	339.16	250.71	244.31	339.16	244.31
Nonperforming assets to total assets	0.39	0.50	0.60	0.39	0.60
Nonperforming loans to total loans	0.38	0.53	0.64	0.38	0.64
Annualized net charge-offs (recoveries)
to average loans	0.06	0.08	—	0.07	—

OTHER DATA
Fiduciary assets at period-end (e) (f)	$509,289	$502,779	$450,352	$509,289	$450,352
Retail brokerage assets at period-end (e) (f)	$257,306	$244,725	$197,625	$257,306	$197,625
Number full-time equivalent employees (g)	322	318	291	322	291
Number of full service offices	27	27	25	27	25

Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	31	34	31

Notes:

(a) - Unvested restricted stock of 17,761 shares are not included in the calculation.
(b) - Excludes goodwill and other intangible assets.
(c) - Excludes amortization expense, net of tax, of intangible assets.
(d) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended June 30, 2015 and 2014
	(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2015	2014	2015	2014	2015	2014
Loans:
Commercial	$ 155,752	$ 120,216	$ 1,760	$ 1,285	4.53%	4.29%
Real estate	807,605	669,537	9,841	8,325	4.87	4.97
Consumer	11,562	4,992	205	87	7.11	6.99
Total loans	974,919	794,745	11,806	9,697	4.85	4.88

Securities:
Federal agencies & GSEs	86,815	79,284	324	227	1.49	1.15
Mortgage-backed & CMOs	61,738	62,356	334	368	2.16	2.36
State and municipal	185,848	190,821	1,719	1,866	3.70	3.91
Other	15,412	15,265	125	121	3.24	3.17
Total securities	349,813	347,726	2,502	2,582	2.86	2.97

Federal funds sold	6,480	—	2	—	0.12	—
Deposits in other banks	66,236	41,088	50	35	0.30	0.34

Total interest-earning assets	1,397,448	1,183,559	14,360	12,314	4.11	4.16

Non-earning assets	133,419	115,976

Total assets	$1,530,867	$1,299,535

Deposits:
Demand	$ 237,102	$ 185,601	22	19	0.04	0.04
Money market	195,578	171,466	61	50	0.13	0.12
Savings	109,397	89,485	14	11	0.05	0.05
Time	403,854	373,790	1,087	1,081	1.08	1.16
Total deposits	945,931	820,342	1,184	1,161	0.50	0.57

Customer repurchase agreements	51,417	40,720	2	1	0.02	0.01
Other short-term borrowings	—	571	—	1	—	—
Long-term borrowings	37,499	37,376	269	266	2.87	2.85
Total interest-bearing
liabilities	1,034,847	899,009	1,455	1,429	0.56	0.64

Noninterest bearing demand deposits	290,695	223,137
Other liabilities	8,662	5,605
Shareholders' equity	196,663	171,784
Total liabilities and
shareholders' equity	$1,530,867	$1,299,535

Interest rate spread			3.55%	3.52%
Net interest margin			3.69%	3.68%

Net interest income (taxable equivalent basis)	12,905	10,885
Less: Taxable equivalent adjustment	523	534
Net interest income	$12,382	$10,351

	Net Interest Income Analysis
	For the Six Months Ended June 30, 2015 and 2014
	(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2015	2014	2015	2014	2015	2014
Loans:
Commercial	$ 147,482	$ 120,460	$ 3,586	$ 2,757	4.90%	4.62%
Real estate	804,507	667,168	19,560	16,621	4.86	4.98
Consumer	13,434	4,982	445	176	6.68	7.12
Total loans	965,423	792,610	23,591	19,554	4.89	4.94

Securities:
Federal agencies & GSEs	80,866	73,850	569	405	1.41	1.10
Mortgage-backed & CMOs	63,637	64,482	712	771	2.24	2.39
State and municipal	188,020	192,174	3,482	3,765	3.70	3.92
Other	15,293	15,940	248	248	3.24	3.11
Total securities	347,816	346,446	5,011	5,189	2.88	3.00

Federal funds sold	10,508	—	6	—	0.12	—
Deposits in other banks	66,425	46,116	98	68	0.30	0.30

Total interest-earning assets	1,390,172	1,185,172	28,706	24,811	4.13	4.19

Non-earning assets	134,521	115,906

Total assets	$1,524,693	$1,301,078

Deposits:
Demand	$ 224,955	$ 176,889	40	41	0.04	0.05
Money market	199,236	182,109	132	125	0.13	0.14
Savings	108,545	88,199	26	25	0.05	0.06
Time	409,283	378,061	2,180	2,199	1.07	1.17
Total deposits	942,019	825,258	2,378	2,390	0.51	0.58

Customer repurchase agreements	52,294	39,267	5	3	0.02	0.02
Other short-term borrowings	—	287	—	1	—	—
Long-term borrowings	37,484	37,374	533	530	2.84	2.84
Total interest-bearing
liabilities	1,031,797	902,186	2,916	2,924	0.57	0.65

Noninterest bearing demand deposits	286,855	222,266
Other liabilities	9,665	5,706
Shareholders' equity	196,376	170,920
Total liabilities and
shareholders' equity	$1,524,693	$1,301,078

Interest rate spread			3.56%	3.54%
Net interest margin			3.71%	3.69%

Net interest income (taxable equivalent basis)	25,790	21,887
Less: Taxable equivalent adjustment	1,030	1,077
Net interest income	$24,760	$20,810